SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                    May 23, 2005
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                              INNOVA HOLDINGS, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

Delaware                               000-33231                  95-4868120
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(State or other jurisdiction of   (Commission File number)      (IRS Employer
incorporation or organization)                               Identification No.)

       17105 San Carlos Boulevard, Suite A6151, Fort Myers, Florida 33931
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
              (Registrant's Telephone Number, Including Area Code)

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                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             SECTION 8-OTHER EVENTS

Item 8.01. Other Events.

      Innova Holdings, Inc. (the "Company ") received a subpoena dated May 10, 2005 for the production of documents from the Philadelphia Office of the Securities and Exchange Commission (the "SEC") regarding an investigation the SEC has commenced captioned In the Matter of Trading Certain OTC Stocks (P-1189). The SEC subpoena seeks the production of all documents relating to the merger and financing transactions described in the Company's April 29, 2003 Form 8-K filed with the SEC. Attached as an exhibit hereto is a copy of the Company's press release announcing the receipt of the SEC subpoena.

      The Company intends to cooperate to the fullest extent possible in the production of the requested documents.

                  SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

99.1  Press Release dated May 23, 2005

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INNOVA HOLDINGS, INC.

Date: May 25, 2005                     By: /s/Walter K. Weisel
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                                           Walter K. Weisel
                                           President and Chief Executive Officer